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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) April 2, 2001

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                           HOST MARRIOTT CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   Maryland
                (State or Other Jurisdiction of Incorporation)

       001-14625                                        53-0085950
(Commission File Number)                (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of Principal Executive Offices) (Zip Code)

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      Registrant's Telephone Number, Including Area Code (301) 380-9000
        (Former Name or Former Address, if changed since last report.)

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                                   Form 8-K


ITEM 5. OTHER EVENTS

        Host Marriott Corporation is filing this Form 8-K to amend an exhibit to its Form 10-K filed April 2, 2001. Exhibit 23.1, the Consent of the
Independent Public Accountants, included herein, has been amended to include the incorporation by reference the Company's Registration Statement File
No. 333-78091.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Exhibits

        23.1  Consent of Independent Public Accountants



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        HOST MARRIOTT CORPORATION

                                        By: /s/ Donald D. Olinger
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                                            Donald D. Olinger
                                            Senior Vice President and
                                            Corporate Controller

Date: May 3, 2001


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